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                                                                     EXHIBIT 23B


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following Registration Statements on Form S-3 and the related Prospectuses and in the following Registration Statements on Form S-8 of 3333 Holding Corporation and subsidiary and Centex Development Company, L.P. and subsidiaries of our report dated May 14, 2003, with respect to the combining financial statements and schedule of 3333 Holding Corporation and subsidiary and Centex Development Company, L.P. and subsidiaries included in the Annual Report (Form 10-K) for the year ended March 31, 2003.

Form S-3 Registration No. 333-49966      Form S-8 Registration No. 33-55083
         Registration No. 333-49966-01            Registration No. 33-55083
         Registration No. 333-49966-02            Registration No. 33-55083
         Registration No. 333-54722               Registration No. 33-55083-01
         Registration No. 333-54722-01            Registration No. 33-55083-02
         Registration No. 333-54722-02            Registration No. 333-28229
         Registration No. 333-83212               Registration No. 333-28229-01
         Registration No. 333-83212-01            Registration No. 333-28229-02
         Registration No. 333-83212-02            Registration No. 333-55717
                                                  Registration No. 333-55717-01
                                                  Registration No. 333-55717-02
                                                  Registration No. 333-74185
                                                  Registration No. 333-74185-01
                                                  Registration No. 333-74185-02
                                                  Registration No. 333-86041
                                                  Registration No. 333-86041-01
                                                  Registration No. 333-86041-02
                                                  Registration No. 333-68790
                                                  Registration No. 333-68790-01
                                                  Registration No. 333-68790-02
                                                  Registration No. 333-100682
                                                  Registration No. 333-100682-01
                                                  Registration No. 333-100682-02
                                                  Registration No. 333-103440
                                                  Registration No. 333-103440-01
                                                  Registration No. 333-103440-02



Dallas, Texas
May 29, 2003